SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by Registrant [ x ]
Filed by a Party other than the Registrant  [    ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                             REDWOOD EMPIRE BANCORP
                (Name of Registrant as Specified In Its Charter)
                         -------------------------------
    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is  offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

    [LOGO]                    REDWOOD EMPIRE BANCORP
                              111 Santa Rosa Avenue
                          Santa Rosa, California 95404

                    Notice of Annual Meeting of Shareholders

                                  May 20, 2003

TO THE SHAREHOLDERS OF REDWOOD EMPIRE BANCORP:

     The  2003  Annual  Meeting  of   Shareholders  of  Redwood  Empire  Bancorp
("Redwood") will be held at the Hotel La Rose, 308 Wilson Street, Santa Rosa, California, at 4:00 p.m. on May 20, 2003, for the following purposes:

1. Election of Directors. To elect the following nominees to serve as a Board of six Directors to serve for the ensuing year: John H. Brenengen, Dana R. Johnson, Patrick W. Kilkenny, Mark H. Rodebaugh, Gregory J. Smith, and William B. Stevenson.

2. Ratification of Independent Auditors. To ratify the appointment of Crowe Chizek and Company LLC ("Crowe Chizek") as independent certified accountants to audit Redwood's consolidated financial statements for the fiscal year ending December 31, 2003.

3. Other Business. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only record holders of Common Stock as of the close of business on April 10, 2003 will be entitled to vote at the meeting or any adjournment thereof.


                                 By Order of the Board of Directors


                                 Marta J. Idica
                                 Corporate Secretary

Dated:  April 15, 2003

YOU ARE URGED TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY REDWOOD'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF REDWOOD IN WRITING OF SUCH REVOCATION, BY FILING A DULY-EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

                             REDWOOD EMPIRE BANCORP

                              111 Santa Rosa Avenue

                          Santa Rosa, California 95404


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 20, 2003

                                  INTRODUCTION


        This Proxy Statement is furnished in connection with the solicitation of proxies for use at the 2003 Annual Meeting of Shareholders (the "Annual Meeting") of Redwood Empire Bancorp ("Redwood" and, including its subsidiaries, the "Company") to be held at the Hotel La Rose, 308 Wilson Street, Santa Rosa, California, at 4:00 p.m. on May 20, 2003, and at any and all adjournments thereof.


        It is anticipated that this Proxy Statement and the accompanying Notice and form of proxy will be mailed to shareholders eligible to receive notice of and vote at the Annual Meeting on or about April 15, 2003.


Revocability of Proxies

        A form of proxy for voting your shares at the Annual Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to, and may, revoke it at any time before it is exercised by filing with the Secretary of Redwood an instrument revoking it or a duly executed proxy bearing a later date. In addition, a shareholder may revoke a proxy before it is exercised by attending the Annual Meeting and electing to vote in person.

Persons Making the Solicitation

        This solicitation of proxies is being made by Redwood's Board of Directors. The expenses of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of proxies for the Annual Meeting will be paid by the Company. It is contemplated that proxies will be solicited principally through the use of the mails and by officers, directors, and employees of Redwood and its subsidiary, National Bank of the Redwoods ("NBR"), who may solicit proxies personally or by telephone without receiving special compensation therefor. The Company will reimburse banks, brokerage houses and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Redwood is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies if management determines it to be advisable.



                                VOTING SECURITIES


        There were issued and outstanding 3,375,523 shares of Redwood's common stock (the "Common Stock") on April 10, 2003, which date has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). A majority of the shares of Common Stock entitled to vote, present in person or by proxy, constitutes a quorum.


        All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of directors (Proposal No. 1), shareholders may vote in favor of all nominees, withhold their votes as to all nominees, or withhold their votes as to specific nominees by following the instructions on the enclosed proxy card. With respect to the ratification of the appointment of Crowe Chizek and Company LLC ("Crowe Chizek") as the Company's independent auditors for the 2003 fiscal year (Proposal No. 2), shareholders may vote in favor of or against the proposal, or may abstain from voting, by specifying their choice as indicated on the enclosed proxy card. If no specific instructions are given with respect to any matter to be voted on, the shares represented by a signed proxy will be voted FOR the election of the Board's nominees and FOR the ratification of the appointment of Crowe Chizek as independent auditors.


        Directors will be elected by a plurality of the votes cast by the holders of Redwood's Common Stock voting in person or by proxy at the Annual Meeting. Ratification of the appointment of Crowe Chizek as independent auditors will require the affirmative vote of the holders of a majority of the shares of Common Stock voting on such appointment in person or by proxy at the Annual Meeting. Abstentions, although they will be counted in determining whether a quorum is present, will have the same effect as negative votes. Similarly, while broker non-votes are counted towards a quorum, they are not counted for determining whether a matter has been approved and thus have the same effect as negative votes.

        On any matter submitted to the vote of the shareholders, other than the election of directors, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record as of the Record Date. In connection with the election of directors, shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for the election of directors and only if a shareholder present at the Annual Meeting gives notice at the Annual Meeting, prior to such voting, of his or her intention to vote cumulatively. Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy. If any Company shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for the election of directors. Discretionary authority to cumulate votes in such event is, therefore, solicited in this Proxy Statement. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name, as of the Record Date, multiplied by the number of directors to be elected. All of these votes may be cast for any one nominee or they may be distributed among as many nominees as the shareholder thinks fit. The nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected.


        If one of Redwood's shareholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold from all nominees." However, such an instruction will also deny the proxy holders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the Annual Meeting. Checking the box on the proxy card marked "withhold from all nominees" will not prevent the proxy holders from voting, at their discretion, for any other person whose name may be properly placed in nomination at the Annual Meeting.


        A shareholder may choose to withhold from the proxy holders the authority to vote for one or more of the individual candidates nominated by the Board of Directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxy holders will not cast any of the shareholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the Annual Meeting, but will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been struck out and for any other candidates who may be properly nominated at the Annual Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person.


        All votes will be tabulated by the Company's transfer agent, Mellon Investor Services LLC. A representative of Mellon Investor Services LLC will be in attendance at the Annual Meeting in order to receive any votes cast at that time.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


Security Ownership of Certain Beneficial Owners


        Management of the Company knows of no person who beneficially owns, directly or indirectly, more than five percent of the outstanding shares of Redwood's Common Stock, except as set forth in the following table. Unless otherwise indicated, the persons listed have sole voting and investment power over the shares beneficially owned. Such information is presented as of March 31, 2003.

                                                Amount and Nature of
          Name and Address of                       Beneficial                      Percent
           Beneficial Owner                         Ownership                     of Class (6)

   B. John Barry                                843,501 shares (1)                    25.0
   18 Wild Dunes Court
   Las Vegas, NV  89113

   Banc Fund IV L.P.,                           302,987 shares (2)                    8.98
   Banc Fund V L.P. and
   Banc Fund VI L.P.
   208 S. LaSalle Street
   Chicago, IL  60604

   Thomas J. Barry                              187,500 shares (3)                    5.56
   2104 Hasting Avenue, Suite 200
   Newport, MN  55055

   Jessica M. Barry                             186,300 shares (4)                    5.52
   2104 Hasting Avenue, Suite 200
   Newport, MN  55055

   Michael B. Barry                             183,081 shares (5)                    5.43
   2104 Hasting Avenue, Suite 200
   Newport, MN  55055


--------------------------------------------------------------------------------

(1) Based on information reported by B. John Barry in a Schedule 13D filed with the Securities and Exchange Commission reflecting ownership data as of December 21, 1999.

(2) Based on information reported by Banc Fund IV L.P., Banc Fund V L.P., and Banc Fund VI L.P. in a Schedule 13G filed with the Securities and Exchange Commission reflecting ownership data as of December 31, 2002.

(3) Based on information reported by Thomas J. Barry in a Schedule 13G filed with the Securities and Exchange Commission reflecting ownership data as of February 13, 2003. Thomas J. Barry is the adult son of B. John Barry.

(4) Based on information reported by Jessica M. Barry in a Schedule 13G filed with the Securities and Exchange Commission reflecting ownership data as of February 13, 2003. Jessica M. Barry is the adult daughter of B. John Barry.

(5) Based on information reported by Michael B. Barry in a Schedule 13G filed with the Securities and Exchange Commission reflecting ownership data as of February 13, 2003. Michael B. Barry is the adult son of B. John Barry.

(6) Such percentage is calculated by dividing the number of shares listed above by the Company's total outstanding shares as of March 31, 2003.

Security Ownership of Management

        The following table sets forth, as of March 31, 2003, the number and percentage of shares of Redwood's outstanding Common Stock which are beneficially owned, directly or indirectly, by (a) each of Redwood's directors and nominees for director, (b) the Chief Executive Officer and Chief Operating Officer of Redwood (the "named executive officers"), and (c) Redwood's directors and the named executive officers as a group. Redwood identifies as its executive officers the Chief Executive Officer and the Chief Operating Officer. The number of shares "beneficially owned" is determined under Securities and Exchange Commission Rules and does not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the indicated person has sole or shared voting or investment power and shares that he has the right to acquire within 60 days of March 31, 2003. Unless otherwise indicated, and subject to applicable community property laws and shared voting or investment power with a spouse, the persons listed have sole voting and investment power over the shares beneficially owned. Management is not aware of any arrangements that may, at a subsequent date, result in a change in control of the Company.


                                                       Shares That May
                                        Number of        Be Acquired
                                          Shares      Within 60 Days By
                                       Beneficially      Exercise of                       Percent of
Name of Beneficial Owner                  Owned            Options            Total        Class (1)
------------------------                  -----            -------            -----        ---------
James E. Beckwith                           ---             24,000            24,000             *
John H. Brenengen                           ---                625               625             *
Dana R. Johnson                             600             10,220            10,820             *
Patrick W. Kilkenny                      27,072             66,225            93,298          2.72
Mark H. Rodebaugh                           195                125               320             *
Gregory J. Smith                          2,400             10,600            13,000             *
William B. Stevenson                        750             31,000            31,750             *
Directors, Nominees and
  Executive Officers as a
  Group (7 persons)                      31,017            142,795           173,813          4.95


-------------

* Represents less then one percent of the outstanding shares.

(1) The percentage for each individual (and for the group) is calculated by dividing (i) the number of Redwood shares beneficially owned (including shares that could be obtained through the exercise of options within 60 days after March 31, 2003) by (ii) the number of Redwood shares outstanding on March 31, 2003 plus, in each case, the number of shares which the individual (or group) could obtain through the exercise of options within 60 days after March 31, 2003.




                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees


        Redwood's directors are elected annually to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected.


        Redwood's Bylaws provide that the number of directors of Redwood may not be less than five (5), nor more than nine (9), unless changed by an amendment to the Bylaws adopted by Redwood's shareholders. The exact number of directors within that range may be set by the Board of Directors. The Board of Directors has currently set that number at six.


        The persons named below have been nominated for election as directors at the Annual Meeting to serve until the 2003 Annual Meeting of Shareholders and until their successors have been duly elected. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the nominees below (or as many thereof as possible under the rules of cumulative voting). In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for director may only be made by complying with the nomination procedures which are described under the heading "Shareholder Proposals and Nominations" at the end of this Proxy Statement.


        The following table sets forth the names of, and certain information concerning, the persons nominated by the Board of Directors for election as directors of Redwood.

                                        Year First
                                        Appointed                              Principal Occupation
Name and Title                  Age      Director                             During Past Five Years

John H. Brenengen               61       2001         Retired  in 1998  as  Senior  Bank  Executive  of Banc  Services
    Director                                          Corp.  Appointed as Director of Redwood in October 2001.

Dana R. Johnson                 43       1999         President  of  MidAmerica   Capital  Partners,   LLC,  St.  Paul,
    Director and                                      Minnesota,  an asset management firm. Chief Financial  Officer of
     Chairman                                         Pinnacle Bancorp,  Inc., a financial services company,  from 1995
     of the Board                                     to 1999.  Appointed as Director of Redwood in 1999.

Patrick W. Kilkenny             56       1995         Director,  Chief  Executive  Officer,  and  President  of Redwood
    Director, Chief Executive                         since  1995.  Chairman  of the  Board of NBR  from  1994 to 1997;
    Officer, and President                            Chief Executive Officer and Director of NBR since 1984.  Director of Redwood from 1988 to 1993 and re-appointed in 1995.

Mark H. Rodebaugh               58       2003         Retired  in 2001 as Audit  Partner  of  Deloitte  &  Touche  LLP.
    Director                                          Director of NBR since 2001.  Appointed  as Director of Redwood in
                                                      2003.

Gregory J. Smith                52       1999         Chief  Operating  Officer  of  Walden  Automotive  since  January
    Director                                          2003.  Managing  Principal of   LarsonAllen  Financial,  LLC,  an
                                                      affiliate  of  Larson,  Allen, Weishair & Co., LLP,  Minneapolis,
                                                      Minnesota,  a  professional  service  firm, from  1999  to  2002.
                                                      President of MidAmerica Capital Partners,  LLC from 1998 to 1999.
                                                      President of  Banc  Services Corp from 1981 to 1998. Appointed as
                                                      Director of Redwood in 1999.

William B. Stevenson            72       1995         Principal,  Financial  Institutions  Analysts  &  Consultants,  a
    Director                                          financial  institution  consultancy  in the San  Francisco  area, since 1992.  President and CEO, Pan American  Savings Bank,  from
                                                      1984 to 1991.  Director of Redwood and NBR since 1995.

        MidAmerica Capital Partners, LLC, of which Mr. Johnson is President, provides asset management services to Mr. B. John Barry and members of his family and is controlled by Mr. Barry. Mr. Barry, as of March 31, 2003, beneficially owned approximately 25% of Redwood's outstanding Common Stock. See "Security Ownership of Certain Beneficial Owners" at page 4 of this Proxy Statement. Mr. Johnson and Mr. Smith (who was formerly President of MidAmerica Capital Partners, LLC) each were initially introduced by Mr. Barry in 1999 to the Board of Directors of Redwood in response to an inquiry from the Chairman of the Board regarding possible candidates for the Board.

         Except as set forth above, no director was selected pursuant to any arrangement or understanding other than with the directors and officers of Redwood acting solely in their capacities as such. There are no family relationships between any of the directors or executive officers of Redwood. No director or officer of Redwood serves as a director of any company that has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, or of any company registered as an investment company under the Investment Company Act of 1940.


         The Board of Directors recommends a vote FOR each of the nominees for director described above.



              PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT AUDITORS

         Upon the recommendation of Redwood's Audit Committee, consisting of Mark H. Rodebaugh, Gregory J. Smith and William B. Stevenson, Committee Chairman, the Board of Directors appointed Crowe Chizek and Company LLC (Crowe Chizek) as the Company's independent accountants to audit the consolidated financial statements of Redwood for the 2003 fiscal year.


         Crowe Chizek has examined the financial statements of the Company since the fiscal year ended December 31, 2000.


         A representative of Crowe Chizek will be present at the Annual Meeting to respond to appropriate questions from the shareholders and will be given the opportunity to make a statement, if desired.


Audit Fees


         The aggregate fees billed by Crowe Chizek for professional services rendered for the audit of the Company's annual consolidated financial statements for the fiscal year ended December 31, 2002 and for the reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $60,950.


Financial Information Systems Design and Implementation Fees


         For the fiscal year ended December 31, 2002, Crowe Chizek did not perform professional services related to "Financial Information Systems Design and Implementation."

All Other Fees


         Crowe Chizek performed other professional services. Such fees totaled $69,050 for the fiscal year ended December 31, 2002. The Audit Committee considered whether the provision of the services other than the audit services is compatible with maintaining Crowe Chizek's independence.


         The Board of Directors recommends a vote FOR Proposal No. 2, ratification of the appointment of Crowe Chizek as the Company's independent auditors for 2003. If the appointment is not ratified, Redwood's Board of Directors will select other independent auditors.


Audit Committee Report


         The Audit Committee is composed of three non-employee directors who are members of the Boards of Directors of Redwood Empire Bancorp and National Bank of the Redwoods. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent," as required by applicable listing standards of the Nasdaq National Market. The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Committee operates pursuant to a Charter that was last amended June 18, 2002 and approved by the Board on July 16, 2002.


         Management of Redwood is responsible for the presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.


         The independent auditors are responsible for auditing the Company's audited financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.


         In the performance of its oversight function, the Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect, including the auditors' judgments about the quality, as well as the acceptability, of the Company's accounting principles as applied in the financial reporting. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors the independent auditors' independence. As part of this review, the Committee has considered whether the provision of the non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors that firm's independence.

         One or more of the members of the Audit Committee have been professionally engaged in the practice of auditing or accounting and are experts in the fields of accounting and auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above rely on the assurance that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, and that the Company's auditors are in fact "independent." In accordance with the Audit Committee Charter, the Audit Committee reviews the annual audited financial statements with management to discuss major issues regarding accounting and auditing principles and practices, as well as the adequacy of internal controls that could significantly affect the Company's financial statements.


         Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in Redwood's Annual Report on Form 10-K for the year ended December 31, 2002 to be filed with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to shareholder ratification, the selection of the Company's independent auditors.




                        SUBMITTED BY THE AUDIT COMMITTEE
                         OF REDWOOD'S BOARD OF DIRECTORS

                         William B. Stevenson, Chairman
                                Mark H. Rodebaugh
                                Gregory J. Smith

OTHER INFORMATION

Performance Graph


         Set forth below is a performance graph comparing the yearly cumulative total shareholder returns on Redwood's Common Stock with the yearly cumulative total shareholder return on stocks included in the S&P 500 composite index, and an index of western banking companies published by SNL Securities, L.C.


         The total cumulative return on investment for each of the periods indicated for Redwood, the SNL Western Bank Index, and the S&P 500 is based on the stock price or composite index for the five-year period commencing on December 31, 1997, in each case assuming an initial investment of $100 on December 31, 1997 and reinvestment of all dividends. The stock price performance depicted in the performance graph is not necessarily indicative of future price performance.


(graph)

                                                                   Period Ending
                                        ------------------------------------------------------------------------
Index                                        12/31/97    12/31/98   12/31/99    12/31/00    12/31/01    12/31/02
----------------------------------------------------------------------------------------------------------------
Redwood Empire Bancorp                        100.00       94.13     106.79      117.09      215.06      240.27
S&P 500                                       100.00      128.55     155.60      141.42      124.63       96.95
SNL Western Bank Index                        100.00      102.46     105.90      140.20      122.60      134.14

Committees and Meetings of the Board of Directors

         The Board of Directors of Redwood held 4 regular meetings and 5 special meetings in 2002. All directors attended 75% or more of the aggregate number of Board meetings and committee meetings on which each director served.


         The Board of Directors of Redwood has the following committees: Audit Committee, Executive Committee, Nominating Committee, Senior Compensation Committee, and Stock Option Committee.


         Audit Committee. The present members of the Audit Committee are Mark H. Rodebaugh, Gregory J. Smith, and William B. Stevenson, Chairman. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Audit Committee met 16 times during 2002.


         Executive Committee. The Executive Committee is comprised of Dana R. Johnson, Chairman, Patrick W. Kilkenny and Gregory J. Smith. The Executive Committee generally has the full authority of the Company's Board of Directors. The Executive Committee met once in 2002.


         Nominating Committee. The Nominating Committee is comprised of Dana R. Johnson, Chairman, Patrick W. Kilkenny, and Gregory J. Smith. The function of the Nominating Committee is to recommend candidates for nomination to the Board of Directors of Redwood. The Nominating Committee did not meet 2002. The procedures for a shareholder who would like to make a nomination are set forth under the heading "Shareholder Proposals and Nominations" at the end of this Proxy Statement.


         Senior Compensation Committee. The members of the Senior Compensation Committee are Dana R. Johnson, Chairman, Gregory J. Smith and William B. Stevenson. The function of the Senior Compensation Committee is to recommend compensation for executive officers and directors and to monitor the compensation plan for the Company. The Senior Compensation Committee met 3 times in 2002.


         The Senior Compensation Committee interfaces with the Board of Directors of Redwood and NBR. The Committee reviews and makes recommendations regarding the salary and bonus of the Company's Chief Executive Officer. In addition, the Committee reviews recommendations from the Chief Executive Officer for salary levels of other senior staff members.


         Stock Option Committee. The Stock Option Committee is comprised of Dana
R. Johnson, Chairman, Gregory J. Smith and William B. Stevenson. The function of the Stock Option Committee is to recommend employee and director stock option grants to the Board of Directors of Redwood. The Stock Option Committee met 2 times in 2002.

Board Compensation Committee Report on Executive Compensation


         The Senior Compensation Committee of Redwood's Board of Directors provides compensation recommendations for Redwood's executive officers subject to review by the full Board of Directors. Compensation decisions relating to the executive officers of Redwood's subsidiary, NBR, are made by NBR's Board of Directors and neither the Senior Compensation Committee nor Redwood's Board of Directors participate in compensation awards to such individuals except to the extent of stock option awards made pursuant to Redwood's 2001 Stock Option Plan. Option awards are determined for the executive officers of Redwood and the executive officers and directors of NBR by Redwood's full Board of Directors. Individual directors of Redwood receive fixed annual option grants pursuant to the 2001 Stock Option Plan.


         Executive Compensation Policy. The goal of the Senior Compensation Committee is to ensure that executive compensation is appropriate in order to retain key employees of Redwood and to motivate them to perform at a superior level for the benefit of shareholders. In order to achieve this goal, Redwood integrates annual base compensation with bonuses based on Redwood's performance and the performance and initiative of its individual executive officers. Redwood attempts to establish base salaries that are generally within the range of salaries paid to officers holding comparably responsible positions at other peer group financial institutions in California, taking into account the individual's past performance and potential contributions. Bonus compensation is based primarily on the performance of the Company and specific individual performance goals. Measurement of the Company's performance is based primarily on the Company's goals and objectives and the performance of other peer group financial institutions. Stock options are occasionally granted to officers of Redwood and NBR on the basis of the recipient's potential for contribution to the Company's future growth and profitability.


         The Senior Compensation Committee links executive compensation to corporate performance. This is intended to align executive compensation with Redwood's strategic goals and the long-term interests of shareholders. As performance goals are met or exceeded, resulting in increased shareholder value, Redwood's executives are rewarded.


         Executive Base Salary. The Senior Compensation Committee reviews Mr. Kilkenny's and Mr. Beckwith's salaries on an annual basis. Factors that are considered by the Committee include the annual performance review performed by the Company's Senior Compensation Committee and peer group compensation surveys. Based on its review of these factors, the Committee believes that Mr. Kilkenny's and Mr. Beckwith's base salary are well within peer group levels.

                  Bonus Compensation. The Senior Compensation Committee has approved bonus compensation for Redwood's executive officers for the last three years. As part of the approval process in 2002, the Senior Compensation Committee made the recommendation to Redwood's Board of Directors regarding executive bonus. The purpose of the plan is to motivate each participant to perform in an outstanding manner and to encourage teamwork at the executive level. The maximum amount an executive may receive under the plan is determined at the discretion of the Committee and the Board of Directors. However, in the last three years such bonuses have not exceeded 40% of salary. In determining the amount of the bonus compensation, the Committee considers the performance factors of Return on Equity, Return on Assets, efficiency, and the level of non-performing assets.


                          SENIOR COMPENSATION COMMITTEE

                                    Dana R. Johnson, Chairman
                                    Gregory J. Smith
                                    William B. Stevenson




Compensation of Directors


         Employee Directors of Redwood and NBR do not receive additional compensation for their service on the Board of Directors. For all of 2002, non-employee Directors of Redwood received a fee of $1,000 per Board meeting for attendance and participation (this fee was conditioned upon at least 80% annual attendance). Non-employee NBR Directors received $1,000 per Board meeting for attendance and participation (this fee was also conditioned upon at least 80% annual attendance).


         In his position as Chairman of the Board of Directors of Redwood, Mr. Johnson receives an additional $1,000 per month. During 2002, Mr. Johnson also received a total of $29,575 for consulting services which services are provided at the request of the Board of Directors (voting without Mr. Johnson's participation) and compensated at the rate of $175 per hour.


         Non-employee Redwood and NBR Directors who were assigned the responsibility of Committee Chairman received additional compensation in the form of an annual Chairman's fee. As such, the Audit Committee Chairman received $3,000; NBR Loan Committee Chairman $2,000; NBR ALCO/Risk Management Committee Chairman $1,500; NBR Human Resources Chairman $1,500; NBR Internal Asset Review Committee Chairman $1,500; and NBR Marketing Committee Chairman $1,500. Additionally, each non-employee Redwood and NBR Director received $250 per each Board committee meeting attended. Moreover, in 2002, the Company paid $32,742 for transportation and lodging costs of its directors in connection with their attendance at Board or committee meetings.

Executive Officers

         The following table sets forth certain information regarding the named executive officers of Redwood.


                                         Year First
                                         Appointed
                                        Executive             Position & Offices with Company and Principal
            Name                Age       Officer              Occupation or Employment for Past Five Years

Patrick W. Kilkenny             56         1984       Chief  Executive  Officer,  President  and Director of Redwood
                                                      since  1995.  Chairman  of the Board of NBR from 1994 to March
                                                      1997; CEO and Director of NBR since 1984;  Director of Redwood from 1988 to 1993.  Director  and Chief  Executive  Officer of
                                                      Allied Bank, F.S.B. from 1996 to March 1997.

James E. Beckwith               45         1995       Appointed Chief  Operating  Officer of Redwood and NBR in July
                                                      1999.  Executive  Vice President and Chief  Financial  Officer
                                                      of NBR since March 1997.  Executive  Vice  President and Chief
                                                      Financial  Officer of Redwood since January 1997.  Senior Vice
                                                      President and Chief Financial  Officer of Redwood and NBR from
                                                      January  1995  to  March  1997.  Chief  Financial  Officer  of
                                                      Allied Bank, F.S.B. from January 1995 to October 1996.






         Each executive officer of Redwood, subject to the restrictions contained in the Executive Salary Continuation Agreements and the Executive Severance Agreements described under the heading "Supplemental Benefit Plans," serves at the pleasure of the Board of Directors. There are no other understandings or arrangements between any of such executive officers and any other person pursuant to which they were or are to be selected as executive officers of Redwood.

Executive Compensation


         The following table sets forth all cash and non-cash compensation (including bonuses and deferred compensation) paid or accrued to the named executive officers, as of December 31, 2002, for services rendered to the Company during the periods indicated below.


                           SUMMARY COMPENSATION TABLE

                                            Annual Compensation

                                                                                           Long Term
                                                                                          Compensation
                                                                             Other           Awards
                                                                             Annual        Securities      All Other
                                                                          Compensation     Underlying     Compensation
            Name and                                                          (1)          Options (2)        (3)
       Principal Position           Year         Salary        Bonus
------------------------------------------------------------------------------------------------------------------------

Patrick W. Kilkenny                 2002        $232,489       $34,945         $76,381             -0-         $4,000
  Chief Executive Officer,          2001         226,956        79,164          60,835             -0-          4,000
  President and Director of         2000         220,261        70,000          60,118             -0-          2,000
  Redwood and NBR

James E. Beckwith                   2002         206,427        30,847          28,213           3,000          4,000
  Executive Vice President,         2001         199,167        69,882          21,500             -0-          4,000
  Chief Financial Officer, and      2000         188,422        40,000          18,380             -0-          2,000
  Chief Operating Officer of
  Redwood and NBR


-------------------------------

(1) Includes auto allowances, personal use of company-owned automobiles, insurance, and changes in the amounts vested under the Company's Salary Continuation Plan. In 2002 Mr. Kilkenny and Mr. Beckwith received certain perquisites and other personal benefits totaling more than 10% of their respective annual salary and bonus. The amount and type of each perquisite or personal benefit that was greater than 25% of the total received was: Mr. Kilkenny, amounts vested under the Company's Executive Salary Continuation Plan totaling $49,373.

     (2) Includes stock options issued under Redwood's 2001 Stock Option Plan.

     (3) Includes matching contributions to 401(k) plans.

         The following table summarizes grants of options to purchase Redwood common stock during 2002 to the named executive officers and the per share exercise price, the expiration date and the grant date present value of options held by such persons at December 31, 2002.


                            Option Grants in 2002(1)

                                                       Percent of Total
             Name               Number of Securities   Options Granted                                Grant Date
        and Principal            Underlying Options      To Employees       Exercise    Expiration       Present
           Position                   Granted           in Fiscal Year       Price         Date        Value (2)
--------------------------------------------------------------------------------------------------------------------

Patrick W. Kilkenny                     -0-                          ---        ---          ---           ---
  Chief Executive Officer,
 President and Director of
  Redwood and NBR

James E. Beckwith                       3,000                        24%       $30.04      05/31/08      $25,080
  Executive Vice President
  Chief Financial Officer,
  and Chief Operating
  Officer of Redwood
  and NBR

-------------------

(1) All options are incentive stock options with an exercise price equal to 100% of the market price on the date of grant. Options are granted for a term of ten years. The options become exercisable pro rata over 4 years from the grant date, subject to continuous employment or earlier forfeiture if employment terminates. The options shall become fully vested as to all shares subject to such option in the event that a "change in control" (as defined in the 2001 Stock Option Plan) occurs with respect to the Company.

(2) The grant date present value is based on the Black-Scholes option pricing model with assumptions believed by management to be applicable to Redwood. The assumptions used in the model were projected volatility of 32.44%, risk-free rate of return of 4.06%, annual dividend yield of 3.7%, and average time to exercise of 10 years. The actual value, if any, an executive officer may realize will depend on the excess of the actual stock price over the exercise price on the date the option is exercised.

         The following table sets forth information concerning the aggregate value of all unexercised options held by each of the named executive officers as of December 31, 2002.





                                Aggregated Option Exercises in 2002 and December 31, 2002 Option Values


                                                 Number of Securities
            Name                 Shares               Underlying               Value of Unexercised
        and Principal           Acquired        Unexercised Options at        In-the-Money Options at
          Position           on Exercise (1)      December 31, 2002            December 31, 2002 (2)
----------------------------------------------------------------------------------------------------------
                                             Exercisable    Unexercisable  Exercisable     Unexercisable
                                            --------------------------------------------------------------

Patrick W. Kilkenny                 ---             66,225             -0-      $535,125             $-0-
  Chief Executive Officer,
  President and Director of
  Redwood and NBR

James E. Beckwith                   ---             39,000           3,000       313,313              -0-
  Executive Vice President
  Chief Financial Officer,
  and Chief Operating
  Officer of Redwood
  and NBR

-------------------

(1)  No options were exercised in 2002.


(2) All options were granted at the then-current market price on the grant date. Total value of unexercised in-the-money options is calculated based on the closing price of Redwood's Common Stock as reported by the NASDAQ National Market System of $26.59 as of December 31, 2002 less the exercise price of the option, multiplied by the number of shares subject to the options outstanding.





Supplemental Benefit Plans


         Redwood has adopted an Executive Salary Continuation Plan that acts as a supplemental benefit plan for executive officers. The Plan authorizes Redwood and its subsidiaries to enter into individual agreements with selected executive officers to provide them with certain benefits. The Plan calls for Redwood's Board of Directors to approve all individual agreements with executive officers and to conduct a biennial review of all scheduled benefits.

         As authorized under the Plan, the Company entered into an Executive Salary Continuation Agreement with Mr. Kilkenny. This agreement provides that upon retirement, at age 65, the executive will receive for a period of 15 years after the date of his retirement a specified annual retirement payment payable in equal monthly installments. The annual retirement benefit payment to which Mr. Kilkenny would be entitled upon retirement at age 65 is currently $130,823. In the event that the executive dies after his retirement, but before the end of the 15-year period, the Company will continue to make such monthly payments to the executive's designated beneficiary for the remaining period. If the executive should die prior to his retirement, his designated beneficiary will receive for a period of 15 years a yearly benefit of $134,058 payable in equal monthly installments. If the executive should become disabled prior to his retirement, he shall receive his current salary for an additional 12 months (payable monthly) in addition to receiving the annual retirement benefit described above. The executive may take early retirement at age 55 (if by that time he has completed 15 years of service with the Company), but his annual retirement benefits would only be about 25% of the amount he would have received if he had retired at age 65. If he retires between the ages of 55 and 65, his retirement benefits vest incrementally pursuant to a specified schedule linked to his age at early retirement. The agreement provides that if the executive resigns or is terminated without cause before age 65, he will be entitled to receive a specified one-time payment. The amount of this payment increases each year based on a predetermined schedule. As of January 1, 2003, the amount of this one-time payment for Mr. Kilkenny would be $324,284.


         The agreement also provides that in the event of a "change of control," Mr. Kilkenny, upon notice of such "change of control" from the Company, may elect to terminate his employment within 90 days of the notice and receive an amount equal to two times his annual base salary. In addition, if, within two years after the "change of control", Mr. Kilkenny's employment by the Company is terminated, his compensation or authority is materially reduced, or he is required to relocate, Mr. Kilkenny is entitled to receive an amount equal to two times his current annual base salary or his base salary at the time of the "change of control," whichever is greater. The agreement defines a "change of control" as: (i) a consummated tender offer for the ownership of 51% or more of the outstanding voting securities of the Company; (ii) a merger or consolidation with another bank or corporation where as a result of such merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting entity is owned in the aggregate by the former shareholders of the Company, other than affiliates of any party to the merger or consolidation, as the same existed immediately prior to the merger or consolidation; (iii) a sale of substantially all of the Company's assets to another bank or corporation which is not a wholly owned subsidiary; or (iv) a person acquiring 51% or more of the outstanding voting securities of the Company.


         The Company and Mr. Kilkenny also executed an Executive Severance Agreement which generally provides that should Mr. Kilkenny be terminated for any reason other than failure or inability to perform his job duties, habitual neglect, an illegal conduct, or death or prolonged disability, he is entitled to receive an amount equal to his current annual base salary. Any amounts paid to Mr. Kilkenny pursuant to the "change of control" provisions discussed above are in lieu of the lump sum payment under the Executive Severance Agreement. This agreement expires by its terms in November 2004.

         The Company also entered into an Executive Salary Continuation Agreement with Mr. Beckwith which provides that in the event of a "change of control," Mr. Beckwith, upon notice of such "change of control" from the Company, may elect to terminate his employment within 90 days of the notice and receive an amount equal to two times his annual base salary. In addition, if, within two years after the "change of control", Mr. Beckwith's employment by the Company is terminated, or his compensation or authority is materially reduced, Mr. Beckwith is entitled to receive an amount equal to two times his current annual base salary or his base salary at the time of the "change of control," whichever is greater. Mr. Beckwith's Executive Salary Continuation Agreement defines a "change of control" as: (i) a consummated tender offer for the ownership of 51% or more of the outstanding voting securities of the Company;
(ii) a merger or consolidation with another bank or corporation where as a result of such merger or consolidation less than 49% of the outstanding voting securities of the surviving or resulting entity is owned in the aggregate by the former shareholders of the Company, other than affiliates of any party to the merger or consolidation, as the same existed immediately prior to the merger or consolidation; (iii) a sale of substantially all of the Company's assets to another bank or corporation which is not a wholly owned subsidiary; or (iv) a person acquiring 51% or more of the outstanding voting securities of the Company.


         The Company and Mr. Beckwith also executed an Executive Severance Agreement which generally provides that should Mr. Beckwith be terminated for any reason other than failure or inability to perform his job duties, habitual neglect, illegal conduct, or death or prolonged disability, he is entitled to receive an amount equal to two times his current annual base salary (including any salary continuation liability accrued under the Executive Salary Continuation Plan). Any amounts paid to Mr. Beckwith pursuant to the "change of control" provisions discussed above are in lieu of the lump sum payment under the Executive Severance Agreement. This agreement expires by its terms in November 2004.





             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Redwood's directors, officers, and holders of more than 10% of a registered class of Redwood's equity securities to file reports of ownership on a Form 3 and changes of ownership on a Form 4 or Form 5 with the SEC. They are also required by SEC rules to furnish Redwood with copies of all Section 16(a) forms that they file.


         Based solely on its review of the copies of such forms received, or written representations from certain reporting persons that all required forms were filed, Redwood believes that, except as described below, during 2002 all
Section 16(a) filing requirements applicable to its officers, directors, and ten percent shareholders were complied with. In July 2002, Mr. Rodebaugh inadvertently failed to file a Form 4 reporting his purchase of 80 shares of the Company's common stock. A Form 4 reporting this transaction was filed in August 2002.

                              CERTAIN TRANSACTIONS

         During the years ended December 31, 2002, 2001, and 2000, Redwood's operating subsidiary, National Bank of the Redwoods, paid $2,640, $35,821, and $15,091, pursuant to various construction contracts in which Colombini Construction acted as a general contractor. Richard Colombini, who is a director of NBR, is also the President and majority owner of Colombini Construction. The amounts paid to Colombini Construction included subcontractor costs. The construction contracts involved leasehold improvements for one of NBR's branches and two operation centers.


         Some of the Company's directors, executive officers and their immediate families, as well as corporations or other organizations with which they are associated, are customers of or have had banking transaction, including loans, with Redwood's subsidiaries in the ordinary course of the Company's business. These loans are exempt from the loan prohibitions of the Sarbanes-Oxley Act of 2002. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2002, there were no balances outstanding under extensions of credit to directors and executive officers of the Company and corporations or other organizations with which such individuals are associated.





                      SHAREHOLDER PROPOSALS AND NOMINATIONS

         Section 3 of Article III of the Bylaws of Redwood sets forth the following procedures for shareholder nominations of candidates for election to the Board of Directors:

         Nominations for election of members of the Board may be made by the Board or by any holder of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors. Notice of intention to make any nominations (other than for persons named in the Notice of any meeting called for the election of Directors) are required to be made in writing and to be delivered or mailed to the President of the Corporation by the later of: (i) the close of business 21 days prior to any meeting of shareholders called for election of Directors, or (ii) 10 days after the date of mailing of notice of the meeting to shareholders. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a Director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a Director between the last day for giving notice in accordance with this paragraph and the date of election of Directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.


         The effect of the foregoing provision is that any shareholder wishing to nominate one or more candidates for election to the Board of Directors must mail or deliver to the President of Redwood written notice of an intention to make such a nomination no later than the close of business on April 30, 2003 or such nomination will not be considered at the Annual Meeting. To be effective, such notice must comply with all of the requirements of the Bylaw provision set forth above. Any notice mailed or delivered to Redwood's President after April 30, 2003, or which is not made in accordance with the procedures specified in the foregoing Bylaw provision, will be disregarded by the Chairperson of the Annual Meeting and, upon his instructions, the Inspectors of Election for the Annual Meeting will disregard all votes cast for each such nominee. The Chairperson of the Annual Meeting will decide whether a notice has been properly given and whether any nomination should be recognized and his or her determination shall be final.


Shareholder Proposals for the 2003 Annual Meeting


         Shareholders who expect to present a proposal at the 2003 Annual Meeting of Shareholders for publication in Redwood's Proxy Statement and action on the proxy form or otherwise for such meeting must submit their proposal by December 17, 2003. The proposal must be mailed to the Corporate Secretary of the Company at 111 Santa Rosa Avenue, Santa Rosa, California 95404-4905. If Redwood fails to receive notice of the proposal by such date, Redwood will not be required to include the proposal in its proxy statement. In addition to these advance notice requirements, there are other requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the Securities and Exchange Commission.

                                  OTHER MATTERS


         The Board of Directors does not know of any other business to be presented for action at the Annual Meeting other than that set forth in the Notice of Annual Meeting of Shareholders. However, if other business properly comes before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their discretion.




                                 By order of the Board of Directors

                                 Marta J. Idica
                                 Corporate Secretary


Dated:  April 15, 2003





The Annual Report to Shareholders for the fiscal year ended December 31, 2002 is being mailed concurrently with this Proxy Statement to all shareholders of record as of April 10, 2003.








         A COPY OF REDWOOD'S MOST RECENT ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, REDWOOD EMPIRE BANCORP, 111 SANTA ROSA AVENUE, SANTA ROSA, CALIFORNIA 95404-4905. YOU MAY ALSO VIEW A COPY ON THE INTERNET ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

                             REDWOOD EMPIRE BANCORP
                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 20, 2003


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


         The undersigned appoint(s) Dana R. Johnson and William B. Stevenson, and each of them, as proxies for the undersigned, with full power of substitution and revocation, to represent and to vote, as designated below, all shares of Common Stock of Redwood Empire Bancorp (the "Company") that the undersigned would be entitled to vote, if personally present at the Annual Meeting of Shareholders of the Company to be held at the Hotel La Rose, 308 Wilson Street, Santa Rosa, California, at 4:00 P.M. on May 20, 2003, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement and according to their discretion upon all other matters that may be properly presented for action at the Annual Meeting or at any adjournment thereof. The undersigned may revoke this proxy at any time prior to its exercise.


         The Board of Directors of the Company recommends a vote FOR each of the Proposals listed on this card.

This proxy, when properly executed and returned to the Company, will be voted in the manner directed on this card. In the event that no such direction is given hereon and this proxy is not subsequently revoked or superseded, the proxy holders named above intend to vote FOR the election of each of the nominees for director listed below and FOR each of the other Proposals listed below.


         1. Proposal to elect the following nominees to serve as directors, each to hold office until the 2004 Annual Meeting of Shareholders or until his successor has been duly elected and qualified:

Nominees: John H. Brenengen, Dana R. Johnson, Patrick W. Kilkenny, Mark H. Rodebaugh, Gregory J. Smith, and William B. Stevenson.

IF ANY SHAREHOLDER GIVES PROPER NOTICE AT THE ANNUAL MEETING OF HIS INTENTION TO CUMULATE HIS VOTES IN THE ELECTION OF DIRECTORS, THE PROXY HOLDERS WILL HAVE THE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY AND TO ALLOCATE VOTES AMONG ANY OR ALL OF THE NOMINEES OF THE BOARD OF DIRECTORS IN SUCH ORDER AS THEY MAY DETERMINE UNLESS THE SHAREHOLDER HAS OTHERWISE INDICATED BY MARKING ONE OF THE BOXES BELOW. SEE THE "VOTING SECURITIES" SECTION OF THE PROXY STATEMENT FOR MORE INFORMATION.

              ___  FOR ALL NOMINEES     ___  WITHHOLD FROM ALL NOMINEES

              ___ FOR, except vote WITHHELD from those nominees whose names have been struck out of the foregoing list.

(Instruction: To withhold authority to vote for any individual nominee, strike a line through his name listed above.)

                (Continued and to be signed on the reverse side)

(Continued from other side)


         2. Proposal to ratify the appointment of Crowe Chizek and Company LLC as independent certified accountants to audit Redwood's consolidated financial statements for the fiscal year ended December 31, 2003.


                                          ___ FOR  ___ AGAINST  ___ ABSTAIN



                                            Please sign exactly as your name(s)
                                            appear(s). When signing as attorney,
                                            executor, administrator, trustee,
                                            officer, partner, or guardian,
                                            please give full title. If more than
                                            one trustee, all should sign.
                                            WHETHER OR NOT YOU INTEND TO ATTEND
                                            THE ANNUAL MEETING, PLEASE SIGN AND
                                            RETURN THIS PROXY AS PROMPTLY AS
                                            POSSIBLE IN THE ENCLOSED ENVELOPE.



                                            SHAREHOLDER(S)

                                            ------------------------------------
                                            (Signature)

                                            ------------------------------------
                                            (Signature)

                                            DATE: _________________, 2003




         I/we ___ do ___ do not expect to attend this meeting.





         To assure a quorum, you are urged to date, complete, and sign this proxy and mail it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.